UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 18, 2016

Black Hills Corporation

(Exact name of registrant as specified in its charter)

South Dakota

(State or other jurisdiction of incorporation)

001-31303	46-0458824
(Commission File Number)	(IRS Employer Identification No.)

625 Ninth Street
Rapid City, South Dakota	57709-1400
(Address of principal executive offices)	(Zip Code)

605.721-1700

(Registrants telephone number, indicating area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(d))

☐                Pre-commencement communications pursuant to Rule 13e-e(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01                                           Other Events.

Black Hills Corporation, a South Dakota Corporation, is filing this Current Report on Form 8-K solely for the purpose of filing certain previously disclosed material agreements, as indicated below under Item 9.01.

Item 9.01                                        Financial Statements and Exhibits.

(d)                                 Exhibits

The following exhibits are being filed herewith:

Number	Exhibit

10.1	Indenture dated as of April 16, 2007 between Source Gas LLC and U.S. Bank National Association, as Trustee (relating to $325 million 5.90% Senior Notes due 2017).
10.2	Note Purchase Agreement dated September 29, 2014 among SourceGas Holdings LLC and the purchasers party thereto (relating to $95 million 3.98% Senior Secured Notes due 2019).
10.3

Second Amended and Restated Term Loan Credit Agreement dated as of February 12, 2016 among Black Hills Corporation, the financial institutions party thereto as Banks, JPMorgan Chase Bank, N.A., as Administrative Agent and Wells Fargo Bank, National Association, as Syndication Agent.

10.4

Amendment No. 3 to Credit Agreement dated as of February 12, 2016 by and among Black Hills Corporation, the financial institutions listed on the signatures pages thereto and U.S. Bank National Association, as Administrative Agent (relating to Credit Agreement dated May 29, 2014).

10.5

Amendment No. 2 to Credit Agreement dated as of February 12, 2016 by and among Black Hills Corporation, the financial institutions listed on the signature pages thereto and JPMorgan Chase Bank, N.A., as Administrative Agent (relating to Credit Agreement dated April 13, 2015).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK HILLS CORPORATION

	By:	/s/ Richard W. Kinzley
Richard W. Kinzley
Senior Vice President
and Chief Financial Officer

Date: March 18, 2016

Exhibit Index

Exhibit No.	Description

10.1	Indenture dated as of April 16, 2007 between Source Gas LLC and U.S. Bank National Association, as Trustee (relating to $325 million 5.90% Senior Notes due 2017).
10.2	Note Purchase Agreement dated September 29, 2014 among SourceGas Holdings LLC and the purchasers party thereto (relating to $95 million 3.98% Senior Secured Notes due 2019).
10.3

Second Amended and Restated Term Loan Credit Agreement dated as of February 12, 2016 among Black Hills Corporation, the financial institutions party thereto as Banks, JPMorgan Chase Bank, N.A., as Administrative Agent and Wells Fargo Bank, National Association, as Syndication Agent.

10.4

Amendment No. 3 to Credit Agreement dated as of February 12, 2016 by and among Black Hills Corporation, the financial institutions listed on the signatures pages thereto and U.S. Bank National Association, as Administrative Agent (relating to Credit Agreement dated May 29, 2014).

10.5

Amendment No. 2 to Credit Agreement dated as of February 12, 2016 by and among Black Hills Corporation, the financial institutions listed on the signature pages thereto and JPMorgan Chase Bank, N.A., as Administrative Agent (relating to Credit Agreement dated April 13, 2015).